UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

SEPTEMBER 27, 2004

PETROHAWK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25717	86-0876964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(832) 204-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On September 27, 2004, Petrohawk Energy Corporation (the “Company”) announced that the Company’s Chairman and CEO, Floyd C. Wilson will be presenting at the Independent Petroleum Association of America (“IPAA”) Oil and Gas Investment Symposium West, on September 28, 2004 in San Francisco.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and a copy of the slide presentation is attached to this Form 8-K as Exhibit 99.2.

The information contained in this Item 7.01 and the exhibits hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits

This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

(c) The following exhibits are furnished with this Form 8-K:

Exhibits

99.1 Press release of the Company dated September 27, 2004.

99.2 Slide presentation of the Company dated September 28, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION

Date: September 27, 2004	By:	/s/ SHANE M. BAYLESS
Shane M. Bayless
Vice President-Chief Financial Officer and Treasurer